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                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of the earliest event reported):
                         April 23, 2007 (April 5, 2007)

                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                  0-19019                      13-3326724
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)              Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In its report on Form 8-K for the event of April 5, 2007, we reported that Moss Adams LLP, RadNet Inc.'s independent registered public accounting firm, indicated that it would not stand for re-election as auditors for the year ending December 31, 2007.

         The Registrant provided Moss Adams with a copy of its Form 8-K report and requested that Moss Adams provide a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements contained in the Form 8-K for April 5, 2007. Attached as Exhibit 16.1 is the letter of Moss Adams.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits
          Exhibit 16.1 Letter from Moss Adams LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 24, 2007                          RADNET, INC.



                                        /s/ Howard G. Berger, M.D.
                                        --------------------------
                                        Howard G. Berger, M.D.
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


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